Intangible Assets, Net - Schedule of Amortization Expense for Intangible Assets (Details)	Oct. 31, 2025 JPY (¥)	Oct. 31, 2025 USD ($)	Apr. 30, 2025 JPY (¥)
Schedule of Amortization Expense for Intangible Assets [Abstract]
2026	¥ 1,180,000	$ 7,660
2027	2,360,000	15,320
2028	2,360,000	15,320
2029	2,360,000	15,320
2030	1,180,000	7,659
Thereafter
Total	¥ 9,440,000	$ 61,279	¥ 10,620,000